Falah Russell-IdealRatings U.S. Large Cap ETF Trading Symbol: FIA	Summary Prospectus September 29, 2014

Listed on NYSE Arca	falah-capital-etfs.com

Before you invest, you may want to review the Falah Russell-IdealRatings U.S. Large Cap ETF’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated September 16, 2014, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.falah-capital-etfs.com/fund-materials.aspx. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective

The Falah Russell-IdealRatings U.S. Large Cap ETF (the “Fund”) seeks to track the price and total return performance, before fees and expenses, of the Russell-IdealRatings Islamic U.S. Large Cap Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.70%

* “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $72	3 Years: $224

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund uses a “passive management” (or indexing) approach to track the performance of the Index. The Index is composed of the common stock of Shariah compliant large capitalization U.S. companies. The Index is composed by evaluating the components of the Russell 1000® Index (which includes approximately 1000 of the largest U.S. securities by market capitalization) based on specific financials-based and sector filters to create a final universe of companies that comply with Shariah principles at the time of inclusion in the Index. The Index is market capitalization weighted at the time of each reconstitution.

The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets will be invested in the component securities of the Index. The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations such as tax diversification requirements that apply to the Fund but not to the Index).

The Fund generally may invest up to 20% of its total assets in securities or other investments not included in the Index, but which comply with Shariah principles and are expected to help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions and deletions). The Fund may also invest up to 20% of its total assets in cash and other investments, such as cash equivalents and shares of other investment companies, each of which will be compatible with Shariah principles. Uninvested monies will be held in non-interest bearing accounts.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Russell-IdealRatings Islamic U.S. Large Cap Index

The Index is constructed using an objective, rules-based methodology that begins with an initial universe that mirrors the companies listed on the Russell 1000® Index. The universe is then screened based on the following financials-based and sector-based criteria: A company is excluded from the Index unless it meets each of the following criteria:

The company’s sum of cash, deposits and receivables divided by the immediately preceding 12-month average total market capitalization does not exceed 70%.

The company’s interest-bearing debt divided by the immediately preceding 12-month average total market capitalization does not exceed 33%.

The company’s sum of cash, deposits and interest bearing securities divided by the immediately preceding 12-month average total market capitalization does not exceed 33%.

The company’s sum of interest earned and revenue from Shariah-prohibited activities (e.g., alcohol or tobacco production, casino management, adult entertainment, weapons manufacturing), divided by total revenue/sales, does not exceed 5%.

The Index is screened by IdealRatings, Inc. for Shariah compliance and reconstituted quarterly. If it is discovered that a non-compliant security has been included in the Index or the Fund in error, the security is removed from the Index and the Fund within two business days after the Fund receives notification of the error.

Principal Investment Risks

As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. The following risks could affect the value of your investment in the Fund:

•
Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

•
Large-Capitalization Investing. The Fund invests primarily in the securities of large cap companies. As a result, the Fund’s performance may be adversely affected if securities of large cap companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large cap companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

•
Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors. The Fund’s net asset value per share (“NAV”) and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

•
Non-Diversification Risk.  The Fund is non-diversified and may invest a greater percentage of its assets in the securities of a few issuers or a single issuer than that of a diversified fund.  As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

•
Passive Investment Risk. The Fund is not actively managed and is not expected to sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The securities meeting the Index criteria may underperform the full universe of large cap U.S. securities for short or long periods of time.

•
Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

•	Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

Performance

The Fund is new and therefore does not have a performance history.

Management

Investment Adviser and Sub-Adviser

Exchange Traded Concepts, LLC (the “Adviser”) serves as investment adviser to the Fund.
Mellon Capital Management Corporation (“Mellon Capital” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

Karen Q. Wong, CFA, a Managing Director and Head of Equity Portfolio Management for Mellon Capital, has been a portfolio manager of the Fund since its inception.

Richard A. Brown, CFA, a Director and Senior Portfolio Manager, Equity Portfolio Management for Mellon Capital, has been a portfolio manager of the Fund since its inception.

Thomas J. Durante, CFA, a Director and Senior Portfolio Manager, Equity Portfolio Management for Mellon Capital, has been a portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Shares of the Fund are listed on a national securities exchange, such as the NYSE Arca, Inc. (“NYSE Arca”), and most investors will buy and sell shares of the Fund through brokers at market prices, rather than NAV. Because the shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account.